
                                                                    EXHIBIT 99.1

                      UTILICRAFT AEROSPACE INDUSTRIES, INC.
                        UNAUDITED PRO FORMA BALANCE SHEET
                               September 30, 2007



                                                                          Historical    Pro Forma       Pro Forma
                                                                        Utilicraft (1) Adjustments (2)  Utilicraft
                                                                         -----------    -----------    -----------

                                  ASSETS
Current assets:
   Cash and cash equivalents                                             $     7,458    $              $     7,458
                                                                         -----------    -----------    -----------

          Total current assets                                                 7,458                         7,458
                                                                         -----------    -----------    -----------

Computer equipment, net of depreciation of $9,534                             26,871        (26,871)          --
                                                                         -----------    -----------    -----------

Other assets:
   Lease security deposits and other assets                                   23,250        (23,250)          --
   Performance flight test aircraft                                          563,149       (563,149)          --
   Prototypes for design aircraft                                            312,804       (312,804)          --
                                                                         -----------    -----------    -----------
            Total other assets                                               899,203       (899,203)          --
                                                                         -----------    -----------    -----------

Total assets                                                             $   933,532    $  (926,074)   $     7,458
                                                                         -----------    -----------    -----------

                   LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
   Accounts payable and accrued expenses                                 $   687,635    $   (40,347)   $   647,288
   Note payable                                                              142,894       (142,894)          --
   Payroll taxes payable                                                     497,961       (497,961)          --
   Accrued interest, related party                                            63,250         (63250)          --
   Rent payable, related party                                               114,000       (114,000)          --
   Accrued aircraft rent, related party                                       67,500        (67,500)          --
   Deferred compensation                                                   2,983,762       (844,185)     2,139,577
   Loans and advances from related party                                     413,569       (413,569)          --
   Advances from stockholders                                                 82,500        (82,500)          --
   Customer deposits                                                          30,000        (30,000)          --
                                                                         -----------    -----------    -----------
          Total current liabilities                                        5,083,071     (2,182,206)     2,869,365
     Long-term liabilities                                                    84,000        (84,000)          --
                                                                         -----------    -----------    -----------
          Total liabilities                                                5,167,071                     2,869,365
                                                                         -----------    -----------    -----------
Commitments and contingencies                                                   --             --             --
Stockholders' equity:
   Preferred stock, $.0001 par value, 25,000,000 shares authorized, no shares
     issued and outstanding
   Common stock, $.0001 par value, 475,000,000 shares authorized,
     216,425,989 shares issued and outstanding                                21,642           --           21,642
      33,192,903 shares
   Additional paid-in capital                                              5,699,775           --        5,699,775
   Deficit accumulated during the development stage                       (9,954,956)     1,340,132     (8,583,324)
                                                                         -----------    -----------    -----------

          Total stockholders' equity                                      (4,233,539)     1,401,478     (2,861,907)
                                                                         -----------    -----------    -----------

Total liabilities and stockholders' equity (deficit)                     $   933,532    $  (926,074)   $     7,458
                                                                         -----------    -----------    -----------





       See accompanying notes to unaudited Pro Forma Financial Statements.






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
                      UTILICRAFT AEROSPACE INDUSTRIES, INC.
                   UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
                      Nine Months Ended September 30, 2007



                                                                     Historical       Pro Forma       Pro Forma
                                                                   Utilicraft (3)   Adjustments(4)    Utilicraft
                                                                   -------------    -------------    -------------

Revenues                                                           $        --      $        --      $        --
                                                                   -------------    -------------    -------------
Operating expenses:
   Related party reorganization costs                                       --               --               --
   Compensation and related costs                                        827,021         (563,952)         263,069
   General and administrative, exclusive of compensation costs           414,255         (191,035)         223,220
   Engineering, research and development                                  51,420          (51,420)            --
   Interest expense                                                       54,185          (54,185)            --
                                                                   -------------    -------------    -------------
          Total operating expenses                                     1,346,881         (860,592)         486,289
                                                                   -------------    -------------    -------------

Loss before provision for income taxes                                (1,346,881)         860,592         (486,289)
   Provision for income taxes                                               --               --               --
                                                                   -------------    -------------    -------------
Net loss                                                           $  (1,346,881)   $     860,592    $    (486,289)
                                                                   -------------    -------------    -------------


Loss from continuing operations per share - Basic and Diluted
Basic net loss per share based on weighted average common shares   $       (0.01)                    $       (0.01)
                                                                   -------------    -------------    -------------
Weighted average number of common shares outstanding                 158,661,557                       158,661,557
                                                                   -------------    -------------    -------------





           See notes to the unaudited Pro Forma Financial Statements.


















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


                      UTILICRAFT AEROSPACE INDUSTRIES, INC.
                   UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
                          Year Ended December 31, 2006



                                                                    Historical       Pro Forma         Pro Forma
                                                                   Utilicraft(5)    Adjustments(6)    Utilicraft
                                                                   -------------    -------------    -------------

Revenues                                                           $        --      $        --      $        --
                                                                   -------------    -------------    -------------
Operating expenses:
   Related party reorganization costs                                       --               --               --
   Compensation and related costs                                      1,006,384         (497,687)         508,697
   General and administrative, exclusive of compensation costs           505,604         (254,207)         251,397
   Engineering, research and development                                 174,445         (176,745)            --
   Interest expense                                                       30,393          (29,425)             968
                                                                   -------------    -------------    -------------


          Total operating expenses                                     1,716,826         (958,064)         761,062

Loss before provision for income taxes                                (1,716,826)         958,064         (761,062)
   Provision for income taxes                                               --               --               --
                                                                   -------------    -------------    -------------
Net loss                                                           $  (1,716,826)   $     958,064    $    (761,062)
                                                                   -------------    -------------    -------------



Loss from continuing operations per share - Basic and Diluted
Basic net loss per share based on weighted average common shares   $       (0.01)                    $       (0.01)
                                                                   -------------    -------------    -------------
Weighted average number of common shares outstanding                 155,516,257                       155,516,257
                                                                   -------------    -------------    -------------



           See notes to the unaudited Pro Forma Financial Statements.









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

                      UTILICRAFT AEROSPACE INDUSTRIES, INC.
                   UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
                          Year Ended December 31, 2005



                                                                    Historical        Pro Forma        Pro Forma
                                                                   Utilicraft(5)    Adjustments(6)    Utilicraft
                                                                   -------------    -------------    -------------

Revenues                                                           $        --      $        --      $        --
                                                                   -------------    -------------    -------------
Operating expenses:
   Related party reorganization costs                                       --               --
   Compensation and related costs                                      2,311,945         (867,283)       1,444,662
   General and administrative, exclusive of compensation costs           709,302         (397,973)         311,329
   Engineering, research and development                                 261,428         (261,428)            --
   Interest expense                                                       23,199          (23,199)            --
                                                                   -------------    -------------    -------------
          Total operating expenses                                     3,305,874       (1,549,883)       1,755,991
                                                                   -------------    -------------    -------------
Loss before provision for income taxes                                (3,305,874)       1,549,883       (1,755,991)
   Provision for income taxes                                               --               --               --
                                                                   -------------    -------------    -------------
Net loss                                                           $  (3,305,874)   $   1,549,883    $  (1,755,991)
                                                                   -------------    -------------    -------------


Loss from continuing operations per share - Basic and Diluted
Basic net loss per share based on weighted average common shares   $       (0.02)                    $       (0.01)
                                                                   -------------    -------------    -------------
Weighted average number of common shares outstanding                 142,342,517                       142,342,517
                                                                   -------------    -------------    -------------



           See notes to the unaudited Pro Forma Financial Statements.































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


                      UTILICRAFT AEROSPACE INDUSTRIES, INC.
                          NOTES TO UNAUDITED PRO FORMA
                              FINANCIAL STATEMENTS
                    Nine Months Ended September 30, 2007, and
                       Years Ended December 31, 2006, 2005

The accompanying unaudited Pro Forma Financial Statements consist of the historical Financial Statements of the Company, adjusted to exclude the historical salaries and expenses related to employees assumed by Freight Feeder Aircraft Corporation ("FFAC"), the Company's research and development costs associated with the FF1080 aircraft program, and interest expense associated with related party debt assumed by FFAC, as described below:

1. Represents the unaudited historical balance sheet accounts of the Company and was derived from the Company's unaudited balance sheet as previously reported in its Quarterly Report on Form 10-Q as of September 30, 2007.

2. Represents the pro forma adjustments for the assets purchased by FFAC and the liabilities of the Company assumed by FFAC as of September 30, 2007.

3. Represents the historical results of operations of the Company and was derived from the Company's unaudited statement of operations as previously reported in its Quarterly Report on Form 10-QSB for the nine months ended September 30, 2007, before reflecting its FF1080 aircraft development program and related salaries and expenses of employees assumed by FFAC, related research and development costs associated with the FF1080 aircraft program, and related interest expense associated with related party debt assumed by FFAC, as discontinued operations.

4. Represents the pro forma adjustments for the nine months ended September 30, 2007 for expenses assumed by FFAC, including employees moving to general and administrative expenses including depreciation, hanger and office space, research and development and interest expense related to debts assumed.

5. Represents the historical operating results of the Company for the periods presented.

6. Represents the pro forma adjustments for the period presented for expenses assumed by FFAC, including employees moving to general and administrative expenses including depreciation, hanger and office space, research and development and interest expense related to debts assumed.